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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
                           -------------------------

       Date of Report (Date of earliest event reported): August 16, 2004

                         MERRILL LYNCH DEPOSITOR, INC.
                    (ON BEHALF OF PPLUS TRUST SERIES GSC-1)
             (Exact name of registrant as specified in its charter)

           DELAWARE                  001-32153              13-3891329
       (State or other             (Commission          (I. R. S. Employer
       jurisdiction  of             File Number)        Identification No.)
        incorporation)

    WORLD FINANCIAL CENTER,                                     10080
      NEW YORK, NEW YORK                                     (Zip Code)
     (Address of principal
      executive offices)

                            --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

          None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable.


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ITEM 5.   OTHER EVENTS

          99.1 Distribution to holders of the PPLUS Trust Certificates Series GSC-1 on August 16, 2004.

                    For information with respect to the underlying securities
               held by PPLUS Trust Series GSC-1, please refer to The Goldman Sachs Group, Inc.'s (Commission file number 001-14965) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                    Although we have no reason to believe the information
               concerning the underlying securities, the junior subordinated debentures, the underlying securities issuer or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities or the underlying securities guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities, the junior subordinated debentures, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
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ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial statements of business acquired.

              None.

          (b) Pro forma financial information.

              None.

          (c) Exhibits.

               99.1 Trustee's report in respect of the August 16, 2004
                    distribution to holders of the PPLUS Trust Certificates Series GSC-1.


ITEM 8.   CHANGE IN FISCAL YEAR

          None.

ITEM 9.   REGULATION FD DISCLOSURE

          None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

          None.

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
          BENEFIT PLANS

          Not Applicable.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Not Applicable.

                                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

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                                            MERRILL LYNCH DEPOSITOR, INC.

         Date: August 19, 2004                  By: /s/ Brian Barrett
                                                    ---------------------
                                                    Name:  Brian Barrett
                                                    Title: President


                                   EXHIBIT INDEX


          99.1 Trustee's report in respect of the August 16, 2004 distribution to holders of the PPLUS Trust Certificates Series GSC-1.